UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 20, 2025

Xcel Energy Inc.
(Exact name of registrant as specified in its charter)

Minnesota
(State or other jurisdiction of incorporation)

001-3034			41-0448030
(Commission File Number)			(IRS Employer Identification No.)

414 Nicollet Mall	Minneapolis	Minnesota	55401
(Address of Principal Executive Offices)			(Zip Code)

612	330-5500
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name, Former Address and Former Fiscal Year, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2.50 par value per share	XEL	Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of New Director

On January 20, 2025, the Board of Directors (the “Board”) of Xcel Energy Inc. (“Xcel Energy”) elected Devin Stockfish, 51, to serve on the Board, effective January 23, 2025, for a term expiring at the Xcel Energy 2025 Annual Meeting of Shareholders. Mr. Stockfish was also appointed to serve on the Board’s Finance Committee and Operations, Nuclear, Environmental and Safety Committee. The Board determined that Mr. Stockfish is independent and meets the applicable director independence requirements of the Nasdaq Stock Market LLC and Xcel Energy’s director independence standards, as adopted by the Board. In connection with the election of Mr. Stockfish, the Board increased the number of Xcel Energy directors from 13 to 14 pursuant to Xcel Energy’s Bylaws.

Since 2019, Mr. Stockfish has served as President and Chief Executive Officer for Weyerhaeuser Company, an American timberlands company headquartered in Seattle, Washington. Prior to that, he served as Senior Vice President, Timberlands from 2018‑2019, Vice President, Western Timberlands from 2017‑2018, Senior Vice President, General Counsel and Corporate Secretary from 2014‑2016 and as Corporate Secretary and Assistant General Counsel from 2013‑2014 at Weyerhaeuser Company. Prior to that, Mr. Stockfish served in various roles at Univar Solutions LLC, Starbucks Corporation, K&L Gates LLP and The Boeing Company.

Mr. Stockfish will receive compensation for his Board service consistent with the compensation received by Xcel Energy’s other non-employee directors as disclosed in the Summary of Non-Employee Director Compensation, effective as of May 24, 2023, filed as Exhibit 10.01 hereto and incorporated herein by reference. Mr. Stockfish’s compensation will be prorated from the commencement of his service on the Board to the date of the 2025 Annual Meeting of Shareholders. Except for the foregoing compensation arrangement, there is no arrangement or understanding between Mr. Stockfish and any other person pursuant to which Mr. Stockfish was elected as a director. There are no related person transactions involving Mr. Stockfish that are reportable under Item 404(a) of Regulation S‑K, and Mr. Stockfish does not have any familial relationship with any director or executive officer of Xcel Energy.

A copy of the press release announcing Mr. Stockfish’s election to the Board is filed as Exhibit 99.01 hereto.

Item 9.01. Financial Statements and Exhibits.

(d)Exhibits

Exhibit	Description
10.01	Summary of Non-Employee Director Compensation, effective as of May 24, 2023
99.01	Press Release dated January 23, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 23, 2025	Xcel Energy Inc. (a Minnesota corporation)

/s/ AMY SCHNEIDER
Amy Schneider
Vice President, Corporate Secretary and Securities